UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2020

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-55114	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 E Olas Blvd, Suite 221 Fort Lauderdale, FL 33301
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)
.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On October 16, 2020, the Board of Directors (the (Board”) of Splash Beverage Group, Inc. (formerly known as Canfield Medical Supply, Inc.” and referred to herein as the “Company”) granted directors of the Company warrants (the “Director Warrants”) to purchase an aggregate of 2,500,000 shares of the Company’s common stock as set forth below. The grants are intended further align the interests the directors with those of the Company’s stockholders and in consideration for their services as members of the Board. In particular, the Company granted its directors, Robert Nistico, Chief Executive Officer and Chairman of the Board, Justin Yorke and Peter McDonough, Director Warrants to purchase 1,000,000, 500,000 and 1,000,000 shares of the Company’s common stock, respectively. The Director Warrants have an exercise price of $0.75 per share, vests ratably over a two year period, with one-third vesting immediately and the remainder vesting in two equal installments on each anniversary of the grant date, and expire five years after the applicable vesting date.

The Board also granted certain employees, directors, and consultant warrants (the “Warrants”) to purchase an aggregate of 5,654,500 shares of the Company’s Stock, including grants to Robert Nistico, Chief Executive Officer and Chairman of the Board, and Dean Huge, Chief Financial Officer, of Warrants to purchase 2,000,000 and 300,000 shares of the Company’s common stock, respectively. Mr. Nistico’s Warrants have an exercise price of $0.75 per share, vest over a two year period, with 50% vesting immediately and the remainder vesting in two equal installment on each anniversary of the grant date, and expire five years after the applicable vesting date. Mr. Huge’s Warrants have an exercise price of $0.75 per share vest ratably over a two year period, with one-third vesting immediately and the remainder vesting in two equal installments on each anniversary of the grant date, and expire five years after the applicable vesting date. If after April 16, 2021 there is no effective registration statement registering the shares of common stock issuable upon exercise of the Warrants the Warrants may be exercised on a cashless basis as set forth in the Warrants.

In addition, the Board issued an aggregate of 3,159,900 restricted shares of the Company’s common stock to three consultants for services rendered in accordance with existing agreements between the Company and such consultants.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information under Item 3.02 is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2020

SPLASH BEVERAGE GROUP, INC.

/s/ Dean Huge
Dean Huge Chief Financial Officer

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